                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                             ---------------------


                        Date of Report (Date of earliest
                         event reported) July 27, 1994


                                 Tambrands Inc.
             (Exact name of registrant as specified in its charter)



      Delaware                     1-8714                    (13-1366500)
     (State of             (Commission File Number)          (IRS Employer
   incorporation)                                          Identification No.)



     777 Westchester Avenue, White Plains, New York              10604
       (Address of principal executive offices)                (Zip Code)



                                 (914) 696-6000
                        (Registrant's telephone number,
                              including area code)



                                      N/A
         (Former name or former address, if changed since last report)

Items 1-4.          Not Applicable.

Item 5.             Other Events.

                    The Company issued a press release on July 27, 1994.

Item 6.             Not Applicable.

Item 7.             Exhibits.

                    99.1    Press Release of the Company dated
                            July 27, 1994.

Item 8.             Not Applicable.

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       Tambrands Inc.



                                        By /s/ Raymond F. Wright
                                           ----------------------------------
                                           Name:   Raymond F. Wright
                                           Title:  Senior Vice President --
                                                   Chief Financial Officer



Date:  July 27, 1994

                                 EXHIBIT INDEX



                                                                 Sequentially
Exhibit No.         Description                                  Numbered Page
- - -----------         -----------                                  -------------
   99.1             Press Release of the Company
                    dated July 27, 1994.

                                                                    Exhibit 99.1
                                                                    ------------



Investor Contact:                                           Media Contact:
- - ----------------                                            -------------
K. B. Makrakis                                              Bruce P. Garren
(914) 696-6509                                              (914) 696-6540


FOR IMMEDIATE RELEASE (Wednesday, July 27, 1994)
- - ------------------------------------------------


               TAMBRANDS REPORTS GAINS IN SECOND-QUARTER RESULTS
               -------------------------------------------------

White Plains, New York--July 27, 1994--Tambrands Inc. (NYSE:TMB) today reported improved sales and earnings for the second quarter of 1994. Edward T. Fogarty, President and Chief Executive Officer, announced that net sales for the quarter ended June 30, 1994 were $165,624,000, an increase of 11% over sales of $149,041,000 in the second quarter of 1993. Improved sales were driven by substantial gains in U.S. volumes as retail trade inventories stabilized after declining sharply in recent quarters, particularly in the second quarter of 1993.

Net earnings were $20,007,000, or $0.54 per share, compared to a net loss of $3,387,000, or $0.09 per share, in the same period of 1993 after a charge for restructuring and other costs. Without the charge, second-quarter 1993 earnings were $16,886,000.

Mr. Fogarty commented, "Tambrands has many challenges ahead, but the second quarter was very encouraging. The U.S. tampon category continued to grow and trade inventories stabilized for the period. In the future, we should see our U.S. sales to the trade aligned much more closely with consumer purchases." Outside of the United States, second-quarter 1994 volumes were somewhat below the comparable period of 1993, due in part to the continuing competitive environment in Europe.

Companywide marketing, selling and distribution expenses in the quarter were above last year's levels, as Tambrands continued its increased marketing spending. This increased spending was partially offset by reductions in administrative expenses, driven principally by the Company's continuing overhead reduction programs.

For the first six months of 1994, net sales were $304,797,000, compared to $303,389,000 in the comparable period of 1993. Net earnings for the six months were $42,051,000, or $1.13 per share, compared to earnings before the cumulative effect of accounting change of $28,804,000, or $0.74 per share, in the first half of 1993. Excluding the second-quarter 1993 restructuring charge, net earnings for the first half of 1993 were $49,077,000.


                                    --more--

                                     --2--



Tambrands has manufactured Tampax(R) tampons for almost 60 years, and today markets them around the world. Tambrands' major markets include the United States, the United Kingdom, France, Canada and Spain.

A summary of consolidated operating results for the three months and six months ended June 30, 1994 is attached.

                                    #  #  #

                                TAMBRANDS INC.
                        CONSOLIDATED INCOME STATEMENTS
                      3 Months and 6 Months Ended June 30

                       3 Months Ended              6 Months Ended
                           June 30                     June 30
(In thousands,        -----------------  Percent  ----------------  Percent
 except per share      1994       1993   Change    1994     1993*   Change
 figures)             ------     ------  -------  ------   -------  -------


NET SALES            $165,624   $149,041   11    $304,797  $303,389    -

COST OF
PRODUCTS SOLD          52,590     48,096    9      96,511    97,314   (1)
                     --------   --------         --------  --------

GROSS PROFIT          113,034    100,945   12     208,286   206,075    1

SELLING, ADMIN.
AND GENERAL:
  MKTING, SELLING
  AND DIST.            65,251     56,434   16     109,573    96,811   13

  ADMIN. & GENERAL     13,557     17,091  (21)     27,572    31,402  (12)

  RESTRUCTURING &
  OTHER CHARGES             -     30,042    -           -    30,042    -
                     --------   --------         --------  --------
                       78,808    103,567  (24)    137,145   158,255  (13)
                     --------   --------         --------  --------

OPER. INCOME (LOSS)    34,226     (2,622)   -      71,141    47,820   49

INTEREST,
NET AND OTHER          (2,468)      (618)   -      (4,392)       38    -
                     --------   --------         --------  --------

EARNINGS (LOSS) BEFORE
PROVISION FOR INCOME
TAXES AND CUM. EFFECT
OF ACCT. CHANGE        31,758     (3,240)   -      66,749    47,858   39

PROVISION FOR
INCOME TAXES           11,751        147    -      24,698    19,054   30
                     --------   --------         --------  --------

EARNINGS (LOSS)
BEFORE CUM. EFFECT
OF ACCT. CHANGE        20,007     (3,387)   -      42,051    28,804   46

CUMULATIVE EFFECT
OF ACCT. CHANGE             -          -    -           -   (10,252)   -
                     --------   --------         --------  --------

NET EARNINGS (LOSS)  $ 20,007   $ (3,387)   -    $ 42,051  $ 18,552  127
                     ========   ========         ========  ========

PER COMMON SHARE:
EARNINGS (LOSS)
BEFORE CUM. EFFECT
OF ACCT. CHANGE      $   0.54   $  (0.09)   -    $   1.13  $   0.74   53

CUMULATIVE EFFECT
OF ACCT. CHANGE             -          -    -           -     (0.26)   -
                     --------   --------         --------  --------

NET EARNINGS (LOSS)  $   0.54   $  (0.09)   -    $   1.13  $   0.48  135
                     ========   ========         ========  ========

AVG. SHARES
OUTSTANDING            36,781     38,534           37,284    38,810

*Reflects adoption of SFAS No. 112 effective 1/1/93.